SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 8, 2008
LEVI STRAUSS & CO.
(Exact name of registrant as specified in its charter)

Delaware (State or Other jurisdiction of Incorporation)	002-90139 (Commission File Number)	94-0905160 (I.R.S. Employer Identification No.)
1155 BATTERY STREET
SAN FRANCISCO, CALIFORNIA 94111
(Address of principal executive offices, including zip code)
(415) 501-6000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition.
On April 8, 2008, we issued a press release announcing our first quarter 2008 financial results.
A copy of the press release is attached hereto as exhibit 99.1.

ITEM 7.01	Regulation FD Disclosure.
On April 8, 2008, we delivered a presentation to participants in our investor call entitled “Levi Strauss & Co. First Quarter 2008.” A copy of the presentation is available on our website at http://www.levistrauss.com/Financials/EarningsWebcasts.aspx and is attached hereto as exhibit 99.2.
Also on April 8, 2008, we delivered a presentation to participants in investor meetings entitled “Levi Strauss & Co. Investor Presentation.” A copy of the presentation is available on our website at http://www.levistrauss.com/Financials/FinancialNews.aspx and attached hereto as exhibit 99.3.

ITEM 9.01.	Financial Statements and Exhibits.
(c) Exhibits.
99.1	Press release, dated April 8, 2008 announcing Levi Strauss & Co.’s first quarter 2008 financial results.

99.2	Presentation, dated April 8, 2008, entitled “Levi Strauss & Co. First Quarter 2008.”

99.3	Presentation, dated April 8, 2008, entitled “Levi Strauss & Co. Investor Presentation.”

     SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEVI STRAUSS & CO.
DATE: April 8, 2008	By:	/s/ Heidi L. Manes
		Name:	Heidi L. Manes
		Title:	Vice President, Controller

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated April 8, 2008 announcing Levi Strauss & Co.’s first quarter 2008 financial results.

99.2	Presentation, dated April 8, 2008, entitled “Levi Strauss & Co. First Quarter 2008.”

99.3	Presentation, dated April 8, 2008, entitled “Levi Strauss & Co. Investor Presentation.”